                                    6,000,000

                           CRITICAL THERAPEUTICS, INC.

                                  COMMON STOCK

                             UNDERWRITING AGREEMENT

                                                                          , 2004

SG COWEN & CO., LLC
CIBC WORLD MARKETS
PIPER JAFFRAY & CO.
LEERINK SWANN & COMPANY
As Representatives of the several Underwriters
c/o SG Cowen & Co., LLC
1221 Avenue of the Americas
New York, New York 10020

Dear Sirs:

1. Introductory. Critical Therapeutics, Inc. a Delaware corporation (the "Company"), proposes to sell, pursuant to the terms of this Agreement, to the several underwriters named in Schedule A hereto (the "Underwriters," or, each, an "Underwriter"), an aggregate of 6,000,000 shares of Common Stock, $.001 par value (the "Common Stock"), of the Company. The aggregate of 6,000,000 shares so proposed to be sold is hereinafter referred to as the "Firm Stock". The Company also proposes to sell to the Underwriters, upon the terms and conditions set forth in Section 3 hereof, up to an additional 900,000 shares of Common Stock (the "Optional Stock"). The Firm Stock and the Optional Stock are hereinafter collectively referred to as the "Stock". SG Cowen & Co., LLC ("SG Cowen"), CIBC World Markets, Piper Jaffray & Co. and Leerink Swann & Company are acting as representatives of the several Underwriters and in such capacity are hereinafter referred to as the "Representatives." As part of the offering contemplated by this Agreement, SG Cowen (the "Designated Underwriter") has agreed to reserve, out of the Firm Stock purchased by it under this Agreement, up to 300,000 shares for sale to the Company's customers and business partners and friends of the Company's officers, directors and employees (collectively, "Participants"), as set forth in the Prospectus (as defined herein) under the heading "Underwriting" (the "Directed Share Program"). The Firm Stock to be sold by the Designated Underwriter pursuant to the Directed Share Program (the "Directed Shares") will be sold by the Designated Underwriter pursuant to this Agreement at the public offering price. Any Directed Shares not subscribed for by the end of the business day on which this Agreement is executed will be offered to the public by the Underwriters as set forth in the Prospectus.

2. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, the several Underwriters that:
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                                                                               2


      (a) A registration statement on Form S-1 (File No. 333-113727) (the "Initial Registration Statement") in respect of the Stock has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered to you, and, excluding exhibits thereto, to you for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the Commission thereunder, which became effective upon filing, no other document with respect to the Initial Registration Statement has heretofore been filed with the Commission, without your prior consent; and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) of the Rules and Regulations, is hereinafter called a "Preliminary Prospectus"); the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and including the information contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Securities Act and deemed by virtue of Rule 430A under the Securities Act to be part of the Initial Registration Statement at the time it was declared effective, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statements"; and such final prospectus, in the form first filed pursuant to Rule 424(b) under the Securities Act, is hereinafter called the "Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Securities Act. No order preventing or suspending the use of any Preliminary Prospectus has been issued by the Commission.

      (b) The Initial Registration Statement conforms (and the Rule 462(b) Registration Statement, if any, the Prospectus and any amendments or supplements to either of the Registration Statements or the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform) in all material respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statements and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the foregoing representations and warranties shall not apply to information contained in or omitted from the Registration Statements or the Prospectus or any such amendment or supplement thereto in reliance upon, and in conformity with, written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information the parties hereto agree is limited to the Underwriters' Information (as defined in section 16).

      (c) The only subsidiary (as defined in Section 14) of the Company is CTI Securities Corp., a Massachusetts securities corporation and a wholly owned subsidiary of the Company (the "Securities Sub"). Each of the
      Company and the Securities Sub has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction in which its respective ownership or lease of property or the conduct of its respective businesses requires such qualification and has all power and authority necessary to own or hold its respective properties and to conduct the businesses in which it is engaged, except
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                                                                               3


      where the failure to so qualify or have such power or authority would not have, singly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, business or prospects of the Company and the Securities Sub taken as a whole (a "Material Adverse Effect").

      (d) This Agreement has been duly authorized executed and delivered by the Company.

      (e) The Stock to be issued and sold by the Company to the Underwriters hereunder has been duly and validly authorized and, when issued and delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable and free of any preemptive or similar rights and will conform to the description thereof contained in the Prospectus.

      (f) The Company has an authorized capitalization as set forth in the Prospectus under the "Actual" column of the table set forth under the heading "Capitalization", and all of the issued shares of capital stock of the Company, have been duly and validly authorized and issued, are fully paid and nonassessable, have been issued in compliance with federal and state securities laws, and conform to the description thereof contained in the Prospectus. None of the outstanding shares of Common Stock was issued in violation of any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase securities of the Company. There are no authorized or outstanding options, warrants, preemptive rights, rights of first refusal or other rights to purchase from the Company, or equity or debt securities issued by the Company convertible into or exchangeable or exercisable for, any capital stock of the Company or the Securities Sub other than those accurately described in the Prospectus. The description in the Prospectus of the Company's stock option, stock bonus and other stock plans or arrangements, and the options or other rights granted thereunder, is accurate and includes the information required under the Securities Act to be shown with respect to such plans, arrangements, options and rights.

      (g) All the outstanding shares of capital stock of the Securities Sub have been duly authorized and validly issued, are fully paid and nonassessable and, except to the extent set forth in the Prospectus, are owned by the Company directly, free and clear of any claim, lien, encumbrance, security interest, restriction upon voting or transfer or any other claim of any third party, other than the security interest held by Silicon Valley Bank as described in the Prospectus.

      (h) The execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute (with or without notice or lapse of time or both) a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or the Securities Sub is a party or by which the Company or the Securities Sub is bound or to which any of the property or assets of the Company or the Securities Sub is subject, (ii) result in any violation of the provisions of the charter or by-laws of the Company or the Securities Sub or (iii) result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or the Securities Sub or any of their properties or assets.

      (i) Except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act of 1934, as amended (the "Exchange Act") and applicable state securities laws, the rules and regulations of the National Association of Securities Dealers, Inc. ("NASD") and the Nasdaq National Market ("Nasdaq") in connection with the purchase and distribution of the Stock by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any
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                                                                               4


      such court or governmental agency or body is required for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby.

      (j) To the knowledge of the Company, Deloitte & Touche LLP, who have expressed their opinions on the audited financial statements included in the Registration Statements and the Prospectus are independent public accountants with respect to the Company as required by the Securities Act and the Rules and Regulations.

      (k) The financial statements, together with the related notes, included in the Prospectus and in each Registration Statement fairly present the financial position and the results of operations and changes in financial position of the Company and the Securities Sub at the respective dates or for the respective periods therein specified. Such statements and related notes have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis, except as may be set forth in the Prospectus; provided, however, that those financial statements that are unaudited are subject to year-end adjustments and do not contain all footnotes required under GAAP. The financial statements, together with the related notes, included in the Prospectus comply as to form in all material respects with the Securities Act and the Rules and Regulations thereunder. No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations thereunder to be included in the Prospectus.

      (l) Neither the Company nor the Securities Sub has sustained, since December 31, 2003, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the long-term debt or capital stock of the Company or the Securities Sub except as set forth or contemplated in the Prospectus, nor has there been any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Securities Sub taken as a whole, otherwise than as set forth or contemplated in the Prospectus.

      (m) Except as set forth in the Prospectus, there is no legal or governmental proceeding pending to which the Company or the Securities Sub is a party or of which any property or assets of the Company or the Securities Sub is the subject, including any proceeding before the FDA or comparable federal, state, local or foreign governmental bodies (it being understood that the interaction between the Company and the FDA and such comparable governmental bodies relating solely to the clinical development and product approval process shall not be deemed proceedings for purposes of this representation), which is required to be described in the Registration Statement or the Prospectus and is not described therein, or which, singly or in the aggregate, if determined adversely to the Company or the Securities Sub, could reasonably be expected to have a Material Adverse Effect or would prevent or adversely affect the ability of the Company to perform its obligations under this Agreement; and the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others. The Company is in compliance with all applicable federal, state, local and foreign laws, regulations, orders and decrees governing its business as prescribed by the United States Food and Drug Administration (the "FDA"), or any other federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous substances or materials, except where noncompliance would not, singly or in the aggregate, have a Material Adverse Effect. All preclinical and clinical studies conducted by or on behalf of the Company to support approval for commercialization of the Company's products have been conducted by the Company, or to the Company's knowledge by third parties, in compliance with all applicable federal, state or foreign laws, rules, orders or regulations, except for such failure or failures to be in compliance as could not reasonably be expected to have, singly or in the aggregate, a Material Adverse Effect. No filing or submission to the FDA or any other federal, state or foreign regulatory body by the Company, or to the knowledge of the Company, by any other party that is intended to be the basis for any approval relating to approval for commercialization of the Company's products, contains any material omission or material false information.

      (n) Neither the Company nor the Securities Sub (i) is in violation of its charter or by-laws, (ii) is in default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or
      (iii) is in violation in any respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject except any violations or defaults which, singly or in the aggregate, would not have a Material Adverse Effect.

      (o) Each of the Company and the Securities Sub possesses all licenses, certificates, authorizations and permits issued by, and has made all filings with, the appropriate local, state, federal or foreign regulatory agencies or bodies which are necessary for the conduct of their respective businesses as described in the Prospectus, including without limitation all such licenses, certificates, authorizations and permits required by the FDA or any other federal, state or foreign agencies or bodies engaged in the regulation of pharmaceuticals or biohazardous materials, except where any failures to possess or make the same, singly or in the aggregate, would not have a Material Adverse Effect; all of such licenses, certificates, authorizations and permits are valid and in full force and effect, except where the invalidity of such licenses, certificates, authorizations and permits or the failure of such licenses, certificates, authorizations and permits to be in full force and effect would not, singly or in the aggregate, have a Material Adverse Effect; and the Company has not received notification of any actions or proceedings relating to revocation or modification of any such license, certificate, authorization or permit and has no reason to believe that any such license, certificate, authorization or permit will not be renewed. The studies, tests and preclinical or clinical trials, if any, conducted by or on behalf of the Company that are described in the Registration Statements and the Prospectus (the "Company Studies and Trials") were and, if still pending, are being, conducted in all material respects in accordance with experimental protocols, procedures and controls pursuant to, where applicable, accepted professional scientific standards; the descriptions of the results of the Company Studies and Trials contained in the Registration Statements and the Prospectus are accurate in all material respects; and the Company has not received any notices or correspondence from the FDA or any foreign, state or local governmental body exercising comparable authority requiring the termination, suspension or material modification of any Company Studies or Trials that termination, suspension or material modification could reasonably be expected to have a Material Adverse Effect.

      (p) Neither the Company nor the Securities Sub is, or after giving effect to the offering of the Stock and the application of the proceeds thereof as described in the Prospectus will become, an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

      (q) Neither the Company nor any of its officers or directors or, to the knowledge of the Company, its affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or
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                                                                               6


      resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

      (r) The Company owns or possesses all licenses or other rights from all necessary third parties (the "Licensors") to use the patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, trade secrets, know-how and other intellectual property rights necessary to conduct its business in the manner described in the Prospectus (excluding generally available "off-the-shelf" software programs licensed pursuant to shrink wrap or "click and accept" licenses, the "Company Intellectual Property"), and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company or the Securities Sub with respect to the foregoing that are likely to cause the Company to be (i) liable for damages, (ii) required to obtain licenses at other than nominal cost, or (iii) stopped from manufacturing, using or selling its products or conducting other activities. Except where such failure to make the same would not, singly or in the aggregate, have a Material Adverse Effect, (i) the Company is recorded with the PTO (as defined below) or recorded in the equivalent foreign patent office as the sole or joint current owner of record for each intellectual property registration and application for registration owned by the Company or the Securities Sub, and (ii) such applications for registration and registrations have been duly maintained, are subsisting, in full force and effect, have not been cancelled, expired, or abandoned. To the knowledge of the Company, the Company's business as now conducted and as proposed to be conducted as described in the Prospectus does not and will not infringe or conflict with any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, know-how or other intellectual property right or franchise right of any person except where such infringement or infringements would not, singly or in the aggregate, have a Material Adverse Effect. Except as described in the Prospectus, there are no oppositions, cancellations, invalidity proceedings, re-examination proceedings, suits or arbitrations pending or for which notice has been provided to the Company or, to the knowledge of the Company, threatened, challenging the Company's' ownership of, right to use, or the validity or enforceability of, any Company Intellectual Property which would, singly or in the aggregate, have a Material Adverse Effect.

      (s) To the knowledge of the Company, all patent applications filed by the Company for all inventions owned by or licensed to the Company that are material to the conduct of the business of the Company in the manner in which it has been and is contemplated to be conducted as described in the Prospectus, have been duly and properly filed or caused to be filed with the United States Patent and Trademark Office ("PTO") and, in some cases, applicable foreign and international patent authorities. To the knowledge of the Company, assignments for all patents and patent applications, including, without limitation any continuations, divisionals, continuations-in-part, renewals, reissues and applications for registration of any of the foregoing owned by or licensed to the Company (collectively, the "Patents") that are material to the conduct of the business of the Company in the manner in which it has been and is contemplated to be conducted as described in the Prospectus, have been properly executed and recorded for each named inventor. To the knowledge of the Company, all printed publications and patent references material to the patentability of the inventions claimed in the Patents have been disclosed to those patent offices so requiring. To the knowledge of the Company, each of the Company, its assignors or the Licensors, as applicable, has met its duty of candor and good faith to the PTO for the Patents. To the knowledge of the Company, no material misrepresentation has been made to any patent office in connection with the Patents. The Company is not aware of any facts material to a determination of patentability regarding the Patents not disclosed to the PTO or other applicable patent office. The Company is not aware of any facts not disclosed to the PTO or other applicable patent office that would preclude the patentability, validity or enforceability of any patent or patent application in the Patents. The Company has no knowledge of any facts that would preclude the Company or the Licensors, as applicable, from having clear title to the patents and patent applications in the Patents.

      (t) To the knowledge of the Company, no third party is engaging in any activity that infringes, misappropriates or otherwise violates any Company Intellectual Property, except as described in the Prospectus and except for such activities that, singly or in the aggregate, would not have a Material Adverse Effect.

      (u) Except for the security interest granted to Silicon Valley Bank as described in the Prospectus, each of the Company and the Securities Sub has valid title to, or has valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and the Securities Sub taken as a whole, in each case free and clear of all liens, encumbrances, security interests, claims and defects that could reasonably be expected to result in a Material Adverse Effect.

      (v) No labor disturbance by the employees of the Company or the Securities Sub exists or, to the Company's knowledge, is imminent which could reasonably be expected to have a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company or the Securities Sub plans to terminate employment with the Company or the Securities Sub.

      (w) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code")) or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan which singly or in the aggregate would have a Material Adverse Effect; each employee benefit plan is in compliance in all material respects with applicable law, including ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any "pension plan"; and each "pension plan" (as defined in ERISA) for which the Company would have any material liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

      (x) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or the Securities Sub (or, to the best of the Company's knowledge, any other entity for whose acts or omissions the Company or the Securities Sub is or may be liable) upon any of the property now or previously owned or leased by the Company or the Securities Sub, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or the Securities Sub have knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not have, singly or in the aggregate with all such discharges and other releases, a Material Adverse Effect.

      (y) The Company and the Securities Sub each (i) have filed all federal, state and foreign income and franchise tax returns required to be filed, all of which when filed were true, complete and correct in all material respects, (ii) have paid all federal state, local and foreign taxes due and payable for which it is liable, and (iii) do not have any tax deficiency or claims outstanding or assessed or, to the Company's knowledge, proposed against it except where such failure to file or to pay or such deficiency or claim could not reasonably be expected to have a Material Adverse Effect.

      (z) Each of the Company and the Securities Sub carries, or is covered by, insurance in such amounts and covering such risks as the Company believes is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for similarly sized companies engaged in similar businesses in similar industries.

      (aa) Each of the Company and the Securities Sub maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets;
      (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

      (bb) The minute books of the Company and the Securities Sub have been made available to the Underwriters and counsel for the Underwriters, and such books contain a summary of all meetings and actions of the board of directors (including each board committee) and shareholders of the Company and the Securities Sub since the time of their respective incorporation through the date of its latest meeting and action.

      (cc) There is no franchise, lease, contract, agreement or document required by the Securities Act or by the Rules and Regulations to be described in the Prospectus or to be filed as an exhibit to the Registration Statements which is not described or filed therein as required; and all descriptions of any such franchises, leases, contracts, agreements or documents contained in the Registration Statements are accurate descriptions of such documents in all material respects. Other than as described in the Prospectus, no such franchise, lease, contract or agreement has been suspended or terminated for convenience or default by the Company or any of the other parties thereto, and the Company has not received notice of, and has no other knowledge of, any such pending or threatened suspension or termination, except for such pending or threatened suspensions or terminations that would not reasonably be expected to, singly or in the aggregate, have a Material Adverse Effect. Further, other than as described in the Prospectus, all such franchises, leases, contracts, agreements and documents are in full force and effect and the Company is not in breach, violation or default of any such franchises, leases, contracts, agreements or documents and no event has occurred which with notice or lapse of time or both would constitute a breach, violation or default by the Company of any such franchises, leases, contracts, agreements or documents, except for such failures to be in full force and effect and such breaches, violations or defaults as singly or in the aggregate could not reasonably be expected to result in a Material Adverse Effect.

      (dd) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus and which is not so described.

      (ee) Except as set forth in the Prospectus, no person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statements or otherwise, except for persons and entities who have expressly waived such right or who have been given timely and proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.

      (ff) Neither the Company nor the Securities Sub owns any "margin securities" as that term is defined in Regulation U of the Board of Governors of the Federal Reserve System (the "Federal Reserve Board"), and none of the proceeds of the sale of the Stock will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Securities to be considered a "purpose credit" within the meanings of Regulation T, U or X of the Federal Reserve Board.

      (gg) Neither the Company nor the Securities Sub is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder's fee or like payment in connection with the offering and sale of the Stock.

      (hh) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

      (ii) The Stock has been approved for listing subject to notice of issuance on Nasdaq.

      (jj) The Company has taken all necessary actions to ensure that upon the effectiveness of the Registration Statement, it will be in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing the provisions thereof (the "Sarbanes-Oxley Act") that are then in effect.

      (kk) The Company has taken all necessary actions to ensure that upon approval of the Stock for inclusion by Nasdaq, it will be in compliance with all applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules that are then in effect, and with respect to other applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules not currently in effect, the Company is taking such steps as are reasonable, in light of the effective dates of such requirements, to ensure that it will be in compliance with such requirements upon and all times after the effectiveness thereof.

      (ll) Neither the Company nor the Securities Sub nor, to the best of the Company's knowledge, any employee or agent of the Company or the Securities Sub, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation in any material respect of any law or of the character required to be disclosed in the Prospectus.

      (mm) There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company's liquidity or the availability of or requirements for its capital resources required to be described in the Prospectus which have not been described as required.

      (nn) There are no outstanding loans, advances (except normal advances for business expense in the ordinary course of business) or guarantees or indebtedness by the Company to or for the benefit of any of the officers or directors of the Company, except as disclosed in the Prospectus.

      (oo) The Registration Statements, the Prospectus and the Preliminary Prospectus comply, and any further amendments or supplements thereto will comply, with any applicable laws or regulations of foreign jurisdictions in which they are distributed in connection with the Directed Share Program. No authorization, approval, consent, license, order, registration or qualification of or with any government, governmental instrumentality or court, other than such as have been obtained or those as may be required by the NASD, is necessary under the securities laws or regulations of any foreign jurisdiction in which the Directed Shares are offered outside the United States.

      (pp) The Company has not offered, or caused the Underwriters to offer, any Firm Stock to any person pursuant to the Directed Share Program with the specific intent to unlawfully influence (i) a customer or business partner of the Company to alter the customer's or business partner's level or type of business with the Company or (ii) a trade journalist or publication to write or publish favorable information about the Company or its products.

3. Purchase Sale and Delivery of Offered Securities. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company the number of shares of Firm Stock set forth opposite the name of such Underwriter in Schedule A hereto.

      The purchase price per share to be paid by the Underwriters to the Company for the Stock will be $_____ per share (the "Purchase Price").

      The Company will deliver the Firm Stock to the Representatives for the respective accounts of the several Underwriters (in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York City time, on the second full business day preceding the First Closing Date (as defined below) against payment of the aggregate Purchase Price therefor by wire transfer to an account at a bank acceptable to SG Cowen, payable to the order of the Company, all at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder. The time and date of the delivery and closing shall be at 10:00 A.M., New York City time, on , 2004, in accordance with Rule 15c6-1 of the Exchange Act. The time and date of such payment and delivery are herein referred to as the "First Closing Date". The First Closing Date and the location of delivery of, and the form of payment for, the Firm Stock may be varied by agreement between the Company and SG Cowen.

      The Company shall make the certificates for the Firm Stock available to the Representatives for examination on behalf of the Underwriters in New York, New York at least twenty-four hours prior to the First Closing Date.

      For the purpose of covering any over-allotments in connection with the distribution and sale of the Firm Stock as contemplated by the Prospectus, the Underwriters may purchase all or less than all of the Optional Stock. The price per share to be paid for the Optional Stock shall be the Purchase Price. The Company agrees to sell to the Underwriters the number of shares of Optional Stock specified in the written notice by SG Cowen described below and the Underwriters agree, severally and not jointly, to purchase such shares of Optional Stock. Such shares of Optional Stock shall be purchased from the Company and for the account of each Underwriter in the same proportion as the number of shares of Firm Stock set forth opposite such Underwriter's name bears to the total number of shares of Firm Stock (subject to adjustment by SG Cowen to eliminate fractions). The option granted hereby may be exercised as to all or any part of the Optional Stock at any time, and from time to time, not more than thirty (30) days subsequent to the date of this Agreement. No Optional Stock shall be sold and delivered unless the Firm Stock previously has been, or simultaneously is, sold and delivered. The right to purchase the Optional Stock or any portion thereof may be surrendered and terminated at any time upon notice by SG Cowen to the Company.

      The option granted hereby may be exercised by written notice being given to the Company by SG Cowen setting forth the number of shares of the Optional Stock to be purchased by the Underwriters and the date and time for delivery of and payment for the Optional Stock. Each date and time for delivery of and payment for the Optional Stock (which may be the First Closing Date, but not earlier) is herein called the "Option Closing Date" and shall in no event be earlier than two (2) business days nor later than five (5) business days after written notice is given. (The Option Closing Date and the First Closing Date are herein called the "Closing Dates".)

      The Company will deliver the Optional Stock to the Underwriters (in the form of definitive certificates, issued in such names and in such denominations as the Representatives may direct by notice in writing to the Company given at or prior to 12:00 Noon, New York City time, on the second full business day preceding the Option Closing Date against payment of the aggregate Purchase Price therefor in federal (same day) funds by certified or official bank check or checks or wire transfer to an account at a bank acceptable to SG Cowen payable to the order of the Company all at the offices of Hale and Dorr LLP, 60 State Street, Boston, Massachusetts. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligations of each Underwriter hereunder. The Company shall make the certificates for the Optional Stock available to the Representatives for examination on behalf of the Underwriters in New York, New York not later than 10:00 A.M., New York Time, on the business day preceding the Option Closing Date. The Option Closing Date and the location of delivery of, and the form of payment for, the Optional Stock may be varied by agreement between the Company and SG Cowen.

      The several Underwriters propose to offer the Stock for sale upon the terms and conditions set forth in the Prospectus.

4. Further Agreements of the Company. The Company agrees with the several Underwriters that:

      (a) The Company will prepare the Rule 462(b) Registration Statement, if necessary, in a form approved by the Representatives and file the Rule 462(b) Registration Statement with the Commission on the date hereof; prepare the Prospectus in a form approved by the Representatives and file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than the second business day following the execution and delivery of this Agreement; make no further amendment or supplement to the Registration Statements or to the Prospectus to which the Representatives shall reasonably object by notice to the Company after a reasonable period (not less than two business days) to review unless the Company, after receipt of such objection, shall determine, based upon the advise of its outside counsel, that such amendment or supplement is required by law; advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to either Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Representatives with copies thereof; advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statements or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, use promptly its best efforts to obtain its withdrawal.

      (b) If at any time prior to the expiration of nine months after the effective date of the Initial Registration Statement when a prospectus relating to the Stock is required to be delivered any event occurs as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if it is necessary at any time to amend the Prospectus to comply with the Securities Act, the Company will promptly notify the Representatives thereof and upon their request will prepare an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance. The Company will furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of such amended or supplemented Prospectus; and in case any Underwriter is required to deliver a prospectus relating to the Stock nine months or more after the effective date of the Initial Registration Statement, the Company upon the request of the Representatives and at the expense of such Underwriter will prepare promptly an amended or supplemented Prospectus as may be necessary to permit compliance with the requirements of Section 10(a)(3) of the Securities Act.

      (c) The Company will furnish promptly to each of the Representatives and to counsel for the Underwriters a signed copy of each of the Registration Statements as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith.

      (d) The Company will deliver promptly to the Representatives in New York City such number of the following documents as the Representatives shall reasonably request: (i) conformed copies of the Registration Statements as originally filed with the Commission and each amendment thereto (in each case excluding exhibits), (ii) each Preliminary Prospectus, and (iii) the Prospectus (not later than 10:00 A.M., New York City time, of the business day following the execution and delivery of this Agreement) and any amended or supplemented Prospectus (not later than 10:00 A.M., New York City time, on the business day following the date of such amendment or supplement).

      (e) The Company will make generally available to its shareholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158).

      (f) The Company will promptly take from time to time such actions as the Representatives may reasonably request to qualify the Stock for offering and sale under the securities or Blue Sky laws of such jurisdictions as the Representatives may designate and to continue such qualifications in effect for so long as required for the distribution of the Stock; provided that the Company and its subsidiaries shall not be obligated to qualify as foreign corporations in any jurisdiction in which they are not so qualified or to file a general consent to service of process in any jurisdiction.

      (g) During the period of five years from the date hereof, the Company will deliver to the Representatives and, upon request, to each of the other Underwriters, (i) as soon as they are available, copies of all reports or other communications furnished to shareholders and (i) as soon as they are available, copies of any reports and financial statements furnished or filed with the Commission pursuant to the Exchange Act or any national securities exchange or automatic quotation system on which the Stock is listed or quoted.

      (h) The Company will not directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of any shares of Common Stock or securities convertible into or exercisable or exchangeable for Common Stock for a period of 180 days from the date of the Prospectus without the prior written consent of SG Cowen other than the Company's sale of the Stock hereunder and the grant of any stock option or stock option right or the issuance of shares pursuant to employee benefit plans, qualified stock option plans, employee stock purchase plans or other employee compensation plans as in existence on the date hereof or pursuant to currently outstanding options, warrants, rights, convertible preferred stock or convertible indebtedness; provided, however, that the Company may issue up to an aggregate of 956,278 shares of Common Stock in connection with entering into new product acquisitions or licensing arrangements, provided any recipient of such shares of Common Stock enters into a lock-up agreement substantially in the form of Exhibit I hereto.

      (i) The Company will supply the Representatives with copies of all correspondence to and from, and all documents issued to and by, the Commission in connection with the registration of the Stock under the Securities Act.

      (j) Prior to each of the Closing Dates, the Company will furnish to the Representatives, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing in the Registration Statement and the Prospectus.

      (k) Prior to each of the Closing Dates, the Company will not issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Representatives are notified), without the prior written consent of the Representatives, unless in the judgment of the Company and its counsel, and after notification to the Representatives, such press release or communication is required by law.

      (l) Without limiting the provisions of Section 4(h) in connection with the offering of the Stock, until SG Cowen shall have notified the Company of the completion of the resale of the Stock, the Company will not, and will cause its affiliated purchasers (as defined in Regulation M under the Exchange Act) not to, either alone or with one or more other persons, bid for or purchase, for any account in which it or any of its affiliated purchasers has a beneficial interest, any Stock, or attempt to induce any person to purchase any Stock; and not to, and to cause its affiliated purchasers not to, make bids or purchase for the purpose of creating actual, or apparent, active trading in or of raising the price of the Stock.

      (m) The Company will not take any action prior to the Option Closing Date which would require the Prospectus to be amended or supplemented pursuant to Section 4(b).

      (n) For at least one year from the date hereof, the Company shall at all times comply with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time.

      (o) The Company will apply the net proceeds from the sale of the Stock as set forth in the Prospectus under the heading "Use of Proceeds".

      (p) In connection with the Directed Share Program, the Company will ensure that the Directed Shares will be restricted to the extent required by the NASD or the NASD rules from sale, transfer, assignment, pledge or hypothecation for a period of three (3) months following the date of the effectiveness of the Registration Statement. The Designated Underwriter will notify the Company as to which Participants will need to be so restricted. The Company will direct the transfer agent to place stop transfer restrictions upon such securities for such period of time.

      (q) The Company will pay all fees and disbursements of counsel incurred by the Underwriters in connection with the Directed Share Program and stamp duties, similar taxes or duties or other taxes, if any, incurred by the Underwriters in connection with the Directed Share Program.

      (r) The Company will comply with all applicable securities and other applicable securities and other laws, rules and regulations in each foreign jurisdiction in which the Directed Shares are offered in connection with the Directed Share Program.

5. Payment of Expenses. The Company agrees with the Underwriter to pay (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Stock and any taxes payable in that connection; (b) the costs incident to the registration of the Stock under the Securities Act; (c) the costs incident to the preparation, printing and distribution of each Registration Statement, Preliminary Prospectus, Prospectus any amendments and exhibits thereto the costs of printing, reproducing and distributing the "Agreement Among Underwriters" between the Representatives and the Underwriters, the Master Selected Dealers' Agreement, the Underwriters' Questionnaire and this Agreement by mail, telex or other means of communications; (d) the fees and expenses (including related fees and expenses of counsel for the Underwriters) reasonably incurred in connection with filings made with the National Association of Securities Dealers; (e) any applicable listing or other fees; (f) the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in
Section 4(f) and of preparing, printing and distributing Blue Sky Memoranda and Legal Investment Surveys (including related fees and expenses of counsel to the Underwriters reasonably incurred in connection therewith); (g) all fees and expenses of the registrar and transfer agent of the Common Stock; and (h) all other costs and expenses incident to the performance of the obligations of the Company under this Agreement (including, without limitation, the fees and expenses of the Company's counsel and the Company's independent accountants); provided that, except as otherwise provided in this Section 5 and in Section 10, the Underwriters shall pay their own costs and expenses, including travel, meals and lodging costs, the fees and expenses of their counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the Underwriters.

6. Conditions of Underwriters' Obligations. The respective obligations of the several Underwriters hereunder on any Closing Date are subject to the accuracy, when made and on each of the Closing Dates, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

      (a) No stop order suspending the effectiveness of either of the Registration Statements shall have been issued and no proceedings for that purpose shall have been initiated or threatened by the Commission, and any request for additional information on the part of the Commission (to be included in the Registration Statements or the Prospectus or otherwise) shall have been complied with to the reasonable satisfaction of the Representatives. The Rule 462(b) Registration Statement, if any, and the Prospectus shall have been timely filed with the Commission in accordance with Section 4(a).

      (b) None of the Underwriters shall have discovered and disclosed to the Company on or prior to the Closing Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel for the Underwriters, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

      (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement the Stock, the Registration Statement and the Prospectus and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

      (d) Hale and Dorr LLP shall have furnished to the Representatives such counsel's written opinion, as counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance reasonably satisfactory to the Representatives, to the effect that:

            (i) Each of the Company and the Securities Sub has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation, is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction listed on an exhibit to such opinion, and has all power and authority necessary to own or hold its respective properties and to conduct the business in which it is engaged as such properties and business are described in the Prospectus.

            (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company, including the Stock being delivered on the Closing Date, have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus under the caption "Description of Capital Stock."

            (iii) All the outstanding shares of capital stock of the Securities
                  Sub have been duly authorized and validly issued, are fully paid and nonassessable and except to the extent set forth in the Prospectus, are owned of record by the Company.

            (iv) There are no preemptive or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Delaware General Corporation Law, the Company's charter or by-laws or any of the agreements or other instruments listed on an exhibit to such opinion.

            (v) This Agreement has been duly authorized, executed and delivered by the Company.

            (vi) The execution and delivery of this Agreement by the Company and the consummation of the transactions contemplated hereby by the Company (A) will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument that is filed as an exhibit to the Registration Statement and to which the Company or the Securities Sub is a party or by which the Company or the Securities Sub is bound or to which any of the properties or assets of the Company or the Securities Sub is subject (a "Filed Contract"), and (B) will not result in any violation of the Charter or by-laws of the Company or of the Securities Sub or any Massachusetts state law, rule or regulation that in such counsel's experience is normally applicable in transactions of the type completed by the Agreement, the Delaware General Corporation Law or any order, judgment or decree specifically naming the Company of any court or governmental agency or body or court having jurisdiction over the Company or the Securities Sub or any of their properties or assets of which such counsel is aware. Except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Securities Act, the Exchange Act, applicable Blue Sky laws of the states or foreign jurisdictions, no consent, approval, authorization or order of, or filing or registration with, any court or governmental agency or body is required for the execution and delivery of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby.

            (vii) The statements in the Prospectus under the headings "Risk
                  Factors - - Anti-takeover provisions in our charter documents and under Delaware law could prevent or delay transactions that stockholders may favor"; "Business - - License and Royalty Agreements"; "Business - - Regulatory Matters"; "Management - - Employee Benefit Plans"; "Description of Capital Stock"; "Shares Eligible for Future Sale"; "Material United States Income Tax Considerations for Non-United States Holders"; and "Underwriting" (only with respect to the description of this Agreement), and in the Registration Statement in Item 14, to the extent that they constitute summaries of matters of law or regulation or legal conclusions or summarize the terms of agreements or other documents, have been reviewed by such counsel and are correct in all material respects.

           (viii) To such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company the

                  Securities Sub is a party or of which any property or asset of the Company or the Securities Sub is subject that is required by the Securities Act or the rules and regulations thereunder to be described in the Registration Statement or the Prospectus that is not so described.

            (ix) The Registration Statement was declared effective under the Securities Act to such counsel's knowledge as of the date and time specified in such opinion, the Rule 462(b) Registration Statement, if any, was filed with the Commission on the date specified therein, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and, to the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding for that purpose is pending or threatened by the Commission.

            (x) To such counsel's knowledge, except as described in the Prospectus, no person or entity has the right to require registration of shares of Common Stock or other securities of the Company because of the filing or effectiveness of the Registration Statements or otherwise, except for persons and entities who have expressly waived such right or who have been given proper notice and have failed to exercise such right within the time or times required under the terms and conditions of such right.

            (xi) The Company is not an "investment company" within the meaning of the Investment Company Act and the rules and regulations of the Commission thereunder.

      Such counsel shall also have furnished to the Representatives a written statement, addressed to the Underwriters and dated the Closing Date, as follows:

            "In the course of acting as counsel for the Company in connection with the preparation of the Registration Statement and the Prospectus, we have participated in conferences with officers and other representatives of the Company, representatives of and counsel for the Underwriters and representatives of the independent public accountants of the Company, during which the contents of the Registration Statement and the Prospectus were discussed. While the limitations inherent in the independent verification of factual matters and the character of determinations involved in the registration process are such that we are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus (except to the extent expressly set forth in clause (vii) above), subject to the foregoing and based on such participation and discussions:

            (a) the Registration Statement, as of the Effective Date, and the Prospectus, as of the date thereof (except for the financial statements, including the notes and schedules thereto, and other financial, statistical and accounting data and information, information relating to the Company's intellectual property and information relating to the Underwriters and the method of distribution of the Shares by the Underwriters included therein or omitted therefrom, as to which we express no view) appear on their face to be appropriately responsive in all material respects to the requirements of the Securities Act and the applicable rules and regulations of the Commission thereunder,

            (b) no facts have come to our attention that have caused us to believe that (i) the Registration Statement, as of the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except as set forth in the parenthetical in clause (a) above) or (ii) the Prospectus, as of the date it was filed with the Commission pursuant to Rules 424(b) and 430A under the Securities Act or as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as set forth in the parenthetical in clause (a) above) and

            (c) we are not aware of any contract or other document of a character required by the Securities Act and the applicable rules and regulations of the Commission thereunder to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement that is not so described or filed as required."

      The foregoing opinion and statement may be qualified by a statement to the effect that such counsel has not independently verified the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus and takes no responsibility therefor except to the extent set forth in the opinion described in clauses (vii) and (viii) above.

      (e) Hamilton, Brook, Smith & Reynolds, P.C., shall have furnished to the Representatives such counsel's written opinion, as patent counsel to the Company, addressed to the Underwriters and dated the Closing Date, in form and substance, reasonably satisfactory to the Representatives to the effect that:

            (i)   The statements in the Prospectus under the caption "Business -
                  - Proprietary Rights and Licensing," insofar as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein.

            (ii) Such counsel is not aware of any facts that would preclude the Company or the Licensors from having clear title to their respective patents and patent applications included in the Patents, or that would preclude the Company from having a valid license to the patents and patent applications in the Patents licensed from the Licensors. To the knowledge of such counsel, the Company, the Licensors, and inventors have complied with the PTO duty of candor and good faith in dealing with the PTO, including the duty to disclose to the PTO all information known to be material to the patentability of each such United States patents and patent applications. To the knowledge of such counsel, all assignments from each named inventor to, as the case may be, the Company or the Licensors have been executed and recorded with the PTO for each patent and patent application. Such counsel has no knowledge that the Company lacks any rights or licenses to use all patents and know-how necessary to conduct the business now conducted or proposed to be conducted by the Company as described in the Registration Statements and Prospectus, except as described therein. Such counsel does not know of any facts that would form a basis for a finding that any of the claims of the patents or patent applications owned or licensed by the Company is unpatentable, unenforceable or invalid. Such counsel is not aware of any pending U.S. or foreign patent applications that, if issued, would limit or prohibit the business now conducted or proposed to be conducted by the Company as described in the Registration Statements and the Prospectus, except as described therein. Such counsel does not know of any pending or threatened action, suit, proceeding or claim by others that the Company is infringing any patent that could result in a Material Adverse Effect.

            (iii) There are no legal or governmental proceedings pending relating to the Patents, other than PTO review of pending applications for patents, including appeal proceedings, and, to the knowledge of such counsel, no such proceedings are threatened or contemplated by governmental authorities or others.

            (iv) As to the sections of the Prospectus under the captions "Risk Factors - - If we are not able to obtain and enforce patent protection for our discoveries, our ability to develop and commercialize our product candidates will be harmed and we may not be able to operate our business profitably"; "Risk Factors
                  - - Litigation regarding patents, patent applications and other proprietary rights may be expensive and time consuming. If we are unsuccessful in litigation concerning patents or patent applications owned or co-owned by us or licensed to us, we may not be able to protect our product candidates from competition or we may be precluded from selling our product candidates. If we are involved in such litigation, it could cause delays in bringing product candidates to market and harm our ability to operate"; "Risk Factors - - We in-license a significant portion of our principal proprietary technologies and if we fail to comply with our obligations under any of the related agreements, we could lose license rights that are necessary to developing HMGB1 and our other product candidates"; and "Business - - Patents and Proprietary Rights," such counsel has no reason to believe that such sections, at the time the Initial Registration Statement became effective or at any time subsequent thereto up to and as of such Closing Date, contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

            (v) To such counsel's knowledge, the Company owns, is licensed to use, or otherwise possesses legally enforceable rights in all patents, patent applications, trademarks, trademark registrations, service marks, service mark registrations, trade names, domain names, domain name registrations, copyrights, licenses, inventions, trade secrets and rights necessary for the Company and the Securities Sub to conduct the business as currently conducted or as presently contemplated to be conducted as described in the Prospectus (collectively, the "Intellectual Property"). To such counsel's knowledge and other than as described in the Prospectus (A) there are no third parties who have any rights in the Intellectual Property that could preclude the Company from conducting its business as currently conducted or as presented contemplated to be conducted as described in the Prospectus,
                  (B) there are no pending or threatened actions, suits, proceedings, investigations or claims by others challenging the rights of the Company or, if the Intellectual Property is licensed to the Company, in respect of any third party licensor, and (C) the Company has not and, to the extent any Intellectual Property is licensed to the Company, no third party licensor has, infringed, or received any notice of infringement of or conflict with, any rights of others with respect to the Intellectual Property.

      (f) The Representatives shall have received from Skadden, Arps, Slate, Meagher & Flom LLP, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to such matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they request for enabling them to pass upon such matters.

      (g) At the time of the execution of this Agreement, the Representatives shall have received from Deloitte & Touche LLP a letter, addressed to the Underwriters and dated such date, in form and substance satisfactory to the Representatives (i) confirming that they are independent certified public accountants with respect to the Company and the Securities Sub within the meaning of the Securities Act and the Rules and Regulations and
      (ii) stating the conclusions and findings of such firm with respect to the financial statements and certain financial information contained or incorporated by reference in the Prospectus.

      (h) On the Closing Date, the Representatives shall have received a letter (the "bring-down letter") from Deloitte & Touche LLP addressed to the Underwriters and dated the Closing Date confirming, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus as of a date not more than three business days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by its letter delivered to the Representatives concurrently with the execution of this Agreement pursuant to Section 6(g).

      (i) The Company shall have furnished to the Representatives a certificate, dated the Closing Date, of its Chairman of the Board, its President or a Vice President and its chief operating officer delivered in their capacity as officers of the Company and stating that (i) such officers have carefully examined the Registration Statements and the Prospectus and, in their opinion, the Registration Statements as of their respective effective dates and the Prospectus, as of its date, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) since the effective date of the Initial Registration Statement no event has occurred which should have been set forth in a supplement or amendment to the Registration Statements or the Prospectus, (iii) to the best of their knowledge after reasonable investigation, as of the Closing Date, the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date, and
      (iv) subsequent to December 31, 2003, there has been no material adverse change in the financial position or results of operation of the Company and the Securities Sub, or any change, or any development including a prospective change which could reasonably be expected to be materially adverse, in or affecting the condition (financial or otherwise), results of operations, business or prospects of the Company and the Securities Sub taken as a whole, except as set forth in the Prospectus.

      (j) Neither the Company nor the Securities Sub shall have sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus and since such date there shall not have been any change in the capital stock or long-term debt of the Company or the Securities Sub or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders' equity or results of operations of the Company and the Securities Sub, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in this paragraph (j), is, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Stock on the terms and in the manner contemplated in the Prospectus.

      (k) No action shall have been taken and no statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would, as of the Closing Date, prevent the issuance or sale of the Stock or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued as of the Closing Date which would prevent the issuance or sale of the Stock or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company.

      (l) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred a material adverse change in general economic, political or financial conditions (or in the effect of international conditions on the financial markets in the United States) which event shall make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the sale or delivery of the Stock on the terms and in the manner contemplated in the Prospectus.

      (m) Nasdaq shall have approved the Stock for inclusion, subject only to official notice of issuance and evidence of satisfactory distribution.

      (n) SG Cowen shall have received the written agreements, substantially in the form of Exhibit I hereto, of each officer, director and shareholder of the Company.

      All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

7. Indemnification and Contribution.

      (a) The Company shall indemnify and hold harmless each Underwriter, its officers, employees, representatives and agents and each person, if any, who controls any Underwriter within the meaning of the Securities Act (collectively the "Underwriter Indemnified Parties" and , each an "Underwriter Indemnified Party") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Underwriter Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus , either of the Registration Statements or the Prospectus or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in any Preliminary Prospectus, either of the Registration Statements or the Prospectus or in any amendment or supplement thereto a material fact required to be stated therein or necessary to make the statements therein not misleading and shall reimburse each Underwriter Indemnified Party promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter Indemnified Party in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon (i) an untrue statement or alleged untrue statement in or omission or alleged omission from the Preliminary Prospectus, either of the Registration Statements or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of any Underwriter specifically for use therein, which information the parties hereto agree is limited to the Underwriter's Information (as defined in Section 16), provided, further however, that the foregoing indemnification agreement with respect to the Preliminary Prospectus shall not inure to the benefit of any Underwriter from which the person asserting any such loss, claim, damage or liability purchased Stock, or any officers, employees, representatives, agents or controlling persons of such Underwriter, if (i) a copy of the Prospectus (as then amended or supplemented) was required by law to be delivered to such person at or prior to the written confirmation of the sale of Stock to such person,
      (ii) a copy of the Prospectus (as then amended or supplemented) was not sent to or given to such person by or on behalf of such Underwriter and such failure was not due to non-compliance by the Company with Section 4(d) hereof, and (iii) the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability.

      The Company shall indemnify and hold harmless the Designated Underwriter and its officers, employees, representatives and agents and each person, if any, who controls the Designated Underwriter within the meaning of the Securities Act (collectively, the "Designated Underwriter Indemnified Parties," and each a "Designated Underwriter Indemnified Party") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which that Designated Underwriter Indemnified Party may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon
      (i) any untrue statement or alleged untrue statement of a material fact contained in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program, (ii) the omission or alleged omission to state in any material prepared by or with the consent of the Company for distribution to Participants in connection with the Directed Share Program of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) the failure of any Participant to pay for and accept delivery of Directed Shares that the Participant agreed to purchase; or
      (iv) any other loss, claim, damage or liability, or any action in respect of, related to, arising out of, or in connection with the Directed Share Program, other than such losses, claims, damages or liabilities (or expenses relating thereto) that are finally judicially determined to have resulted from the willful misconduct or gross negligence of the Designated Underwriter.

      This indemnity agreement is not exclusive and will be in addition to any liability which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Underwriter Indemnified Party.

      (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company its officers, employees, representatives and agents, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act (collectively the "Company Indemnified Parties" and each a "Company Indemnified Party") against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company Indemnified Parties may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Preliminary Prospectus, either of the Registration Statements or the Prospectus or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through the Representatives by or on behalf of that Underwriter specifically for use therein, and shall reimburse the Company Indemnified Parties promptly upon demand for any legal or other expenses reasonably incurred by such parties in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such loss, claim, damage, liability or action as such expenses are incurred; provided that the parties hereto hereby agree that such written information provided by the Underwriters consists solely of the Underwriter's Information. This indemnity agreement is not exclusive and will be in addition to any liability which the Underwriters might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to the Company Indemnified Parties.

      (c) Promptly after receipt by an indemnified party under this Section 7 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this
      Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing, (ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel it is advisable for such indemnified party to employ separate counsel or
      (iii) the
      indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties, which firm shall be designated in writing by SG Cowen, if the indemnified parties under this Section 7 consist of any Underwriter Indemnified Party, or by the Company if the indemnified parties under this Section 8 consist of any Company Indemnified Parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 7(a) and 7(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim. Subject to the provisions of Section 7(d) below, no indemnifying party shall be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

      Notwithstanding anything contained herein to the contrary, if indemnity may be sought pursuant to the penultimate paragraph in Section 7(a) hereof in respect of such action or proceeding, then in addition to such separate firm for the indemnified parties, the indemnifying party shall be liable for the reasonable fees and expenses of not more than one separate firm (in addition to any local counsel) for the Designated Underwriter for the defense of any losses, claims, damages and liabilities arising out of the Directed Share Program, and all persons, if any, who control the Designated Underwriter within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act.

      (d) If at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by this Section 7 effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request (other than for fees and expenses that the indemnifying party is contesting in good faith) prior to the date of such settlement.

      (e) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or, 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Stock or if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters with respect to the Stock purchased under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission; provided that the parties hereto agree that the written information furnished to the Company through the Representatives by or on behalf of the Underwriters for use in any Preliminary Prospectus, either of the Registration Statements or the Prospectus consists solely of the Underwriter's Information. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(f) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 8(f) shall be deemed to include, for purposes of this Section 8(f), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(f), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public were offered to the public less the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

      The Underwriters' obligations to contribute as provided in this Section 7(f) are several in proportion to their respective underwriting obligations and not joint.

8. Termination. The obligations of the Underwriters hereunder may be terminated by SG Cowen, in its absolute discretion by notice given to and received by the Company prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 6(j), 6(k) or 6(l) have occurred or if the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement.

9. Reimbursement of Underwriters' Expenses. If (a) this Agreement shall have been terminated pursuant to Section 8 or 10, (b) the Company shall fail to tender the Stock for delivery to the Underwriters for any reason not permitted under this Agreement, or (c) the Underwriters shall decline to purchase the Stock for any reason permitted under this Agreement the Company shall reimburse the Underwriters for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been reasonably incurred by them in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company shall pay the full amount thereof to SG Cowen. If this Agreement is terminated pursuant to Section 10 by reason of the default of one or more Underwriters, the Company shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.

10. Substitution of Underwriters. If any Underwriter or Underwriters shall default in its or their obligations to purchase shares of Stock hereunder and the aggregate number of shares which such defaulting Underwriter or Underwriters agreed but failed to purchase does not exceed ten percent (10%) of the total number of shares underwritten, the other Underwriters shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the shares which such defaulting Underwriter or Underwriters agreed but failed to purchase. If any Underwriter or Underwriters shall so default and the aggregate number of shares with respect to which such default or defaults occur is more than ten percent (10%) of the total number of shares underwritten and arrangements satisfactory to the Representatives and the Company for the purchase of such shares by other persons are not made within forty-eight (48) hours after such default, this Agreement shall terminate.

      If the remaining Underwriters or substituted Underwriters are required hereby or agree to take up all or part of the shares of Stock of a defaulting Underwriter or Underwriters as provided in this Section 10, (i) the Company shall have the right to postpone the Closing Dates for a period of not more than five (5) full business days in order that the Company may effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees promptly to file any amendments to the Registration Statement or supplements to the Prospectus which may thereby be made necessary, and (ii) the respective numbers of shares to be purchased by the remaining Underwriters or substituted Underwriters shall be taken as the basis of their underwriting obligation for all purposes of this Agreement. Nothing herein contained shall relieve any defaulting Underwriter of its liability to the Company or the other Underwriters for damages occasioned by its default hereunder. Any termination of this Agreement pursuant to this Section 11 shall be without liability on the part of any non-defaulting Underwriter or the Company, except expenses to be paid or reimbursed pursuant to Sections 5 and 9 and except the provisions of Section 7 shall not terminate and shall remain in effect.

11. Successors; Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the several Underwriters, the Company and their respective successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the Underwriter Indemnified Parties, and the indemnities of the several Underwriters shall also be for the benefit of the Company Indemnified Parties. It is understood that the Underwriter's responsibility to the Company is solely contractual in nature and the Underwriters do not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.

12. Survival of Indemnities, Representations, Warranties, etc. The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter, the Company or any person controlling any of them and shall survive delivery of and payment for the Stock.

13. Notices. All statements, requests, notices and agreements hereunder shall be in writing, and:

      (a) if to the Underwriters, shall be delivered or sent by mail, telex or facsimile transmission to SG Cowen Securities Corporation, 1221 Avenue of the Americas, New York, New York 10020, Attention: Equity Capital Markets (Fax: 212-278-4098), with a copy to the same address, Attention: Legal Department (Fax: 212-278-7053);

      (b) if to the Company shall be delivered or sent by mail, telex or facsimile transmission to Critical Therapeutics, Inc., 60 Westview Street, Lexington, Massachusetts 02421,

      Attention: Paul D. Rubin, M.D. (Fax: 781-862-5691), with a copy to Hale and Dorr LLP, 60 State Street, Boston, MA 02110, Attention: Steven D. Singer, Esq. (Fax: 617-506-6000);

      provided, however, that any notice to an Underwriter pursuant to Section 7 shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Representatives, which address will be supplied to any other party hereto by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

14. Definition of Certain Terms. For purposes of this Agreement, (a) "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

15. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

16. Underwriters' Information. The parties hereto acknowledge and agree that, for all purposes of this Agreement, the "Underwriters' Information" consists solely of the following information in the Prospectus: the last paragraph on the front cover page and the statements concerning the Underwriters contained in the third paragraph under the heading "Underwriting."

17. Authority of the Representatives. In connection with this Agreement, you will act for and on behalf of the several Underwriters, and any action taken under this Agreement by the Representatives, will be binding on all the Underwriters.

18. Partial Unenforceability. The invalidity or unenforceability of any Section, paragraph or provision of this Agreement shall not affect the validity or enforceability of any other Section, paragraph or provision hereof. If any Section, paragraph or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

19. General. This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Representatives.

20. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

      If the foregoing is in accordance with your understanding of the agreement between the Company, and the several Underwriters, kindly indicate your acceptance in the space provided for that purpose below.

                                         Very truly yours,

                                         CRITICAL THERAPEUTICS, INC.

                                         By:
                                            -------------------------------
                                         Name:
                                         Title:




Accepted as of the
date first above written:

SG COWEN & CO., LLC
CIBC WORLD MARKETS
PIPER JAFFRAY & CO.
LEERINK SWANN & COMPANY
   Acting on their own behalf and
   as Representatives of several
   Underwriters referred to in the
   foregoing Agreement.

By: SG COWEN & CO., LLC



By:
   -------------------------------------
   Name: William B. Buchanan, Jr.
   Title: Head of Equity Capital Markets

                                   SCHEDULE A

                                                      Number        Number of
                                                     of Firm        Optional
                                                      Shares         Shares
                                                      to be           to be
Name                                                Purchased       Purchased
----                                                ---------       ---------

SG Cowen & Co., LLC

CIBC World Markets

Piper Jaffray & Co.

Leerink Swann & Company
                                                    ----------     ----------


Total
                                                    ==========     ==========

                                   SCHEDULE C

                 [list of shareholders subject to Section 4(h)]

                                    EXHIBIT I

                                LOCK-UP AGREEMENT

                                                                  March 12, 2004



SG Cowen Securities Corporation
CIBC World Markets
Piper Jaffray & Co.
Leerink Swann & Company
  As representatives of the
  several Underwriters
c/o SG Cowen Securities Corporation
1221 Avenue of the Americas
New York, New York  10020

Re: Critical Therapeutics, Inc. Shares of Common Stock

Dear Sirs:

      In order to induce SG Cowen Securities Corporation ("SG Cowen"), CIBC World Markets, Piper Jaffray & Co., and Leerink Swann & Company (together with SG Cowen, the "Representatives"), to enter into a certain underwriting agreement with Critical Therapeutics, Inc., a Delaware corporation (the "Company"), with respect to the initial public offering (the "Offering") of shares of the Company's Common Stock, par value $.001 per share ("Common Stock"), the undersigned hereby agrees that for a period of 180 days following the date of the final prospectus filed by the Company with the Securities and Exchange Commission in connection with such public offering (the "Restricted Period"), the undersigned will not, without the prior written consent of SG Cowen, directly or indirectly, (i) offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any shares of Common Stock (including, without limitation, Common Stock which may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations promulgated under the Securities Act of 1933, as the same may be amended or supplemented from time to time (such shares, the "Beneficially Owned Shares")) or securities convertible into or exercisable or exchangeable in Common Stock, (ii) enter into any swap, hedge or similar agreement or arrangement that transfers in whole or in part, the economic risk of ownership of the Beneficially Owned Shares or securities convertible into or exercisable or exchangeable for Common Stock or (iii) engage in any short selling of the Common Stock.

      The restrictions set forth herein shall not apply to any transfer or disposition of any shares of Common Stock, any Beneficially Owned Shares or securities convertible into or exercisable or exchangeable for Common Stock: (a) as a bona fide gift or gifts; (b) as a distribution to partners, members or stockholders of the undersigned; (c) to any trust, family limited partnership or family limited liability company for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that any such transfer shall not involve a disposition for value; or (d) by will or intestacy to the undersigned's legal representative, heir or immediate family; provided that, in each case, any transferee, distributee or donee thereof agrees in writing to be bound by the terms of this Agreement. For purposes of this agreement, "immediate family" shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. Anything contained herein to the contrary notwithstanding, any person to whom shares of Common Stock or Beneficially Owned Shares are transferred from the undersigned shall be bound by the terms of this Agreement.

      In addition, the undersigned hereby waives, from the date hereof until the expiration of the Restricted Period, any and all rights, if any, to request or demand registration pursuant to the Securities Act of any shares of Common Stock that are registered in the name of the undersigned or that are Beneficially Owned Shares. In order to enable the aforesaid covenants to be enforced, the undersigned hereby consents to the placing of legends and/or stop-transfer orders with the transfer agent of the Common Stock with respect to any shares of Common Stock or Beneficially Owned Shares.

      This agreement, and the obligations of the undersigned set forth herein, shall terminate and be of no further force or effect upon the earlier of (a) a determination of SG Cowen or the Company to not proceed with the Offering and
(b) September 15, 2004 if the Offering has not been consummated by such date.

                                        Very truly yours,



                                        -----------------------------------
                                        Name:
                                        Address: